The Prudential Insurance Company of America	Thomas C. Castano
Vice President and Corporate Counsel
Law Department

The Prudential Insurance Company

of America

213 Washington Street
Newark, NJ 07102-2992
(973) 802-4708 fax: (973) 802-9560

March 13, 2007

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D. C. 20549

Re: Prudential Variable Appreciable Account (File No. 811-5466)

Dear Commissioners:

On behalf of The Prudential Insurance Company of America and the Prudential Variable Appreciable Account (the “Account”), we hereby submit, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the “Act”), that the Account’s annual report for the period ending December 31, 2006 has been transmitted to contract owners in accordance with Rule 30d-2 under the Act.

1.	Filer/Entity:	AIM Variable Insurance Funds
Registration No.:	811-07452
CIK No.:	0000896435
Accession No.:	0000950134-07-003966
Date of Filing:	02/23/07

2.	Filer/Entity:	American Century Variable Portfolios, Inc.
Registration No.:	811-05188
CIK No.:	0000814680
Accession No.:	0000814680-07-000006
Date of Filing:	02/23/07

3.	Filer/Entity:	Janus Aspen Series
Registration No.:	811-07736
CIK No.:	0000906185
Accession No.:	0001104659-07-013367
Date of Filing:	02/23/07

4.	Filer/Entity:	MFS Variable Insurance Trust
Registration No.:	811-08326
CIK No.:	0000918571
Accession No.:	0000950156-07-000116
Date of Filing:	02/28/07

5.	Filer/Entity:	T. Rowe Price International Series, Inc.
Registration No.:	811-07145
CIK No.:	0000918292
Accession No.:	0000918292-07-000002
Date of Filing:	02/26/07

6.	Filer/Entity:	The Prudential Series Fund, Inc.
Registration No.:	811-03623
CIK No.:	0000711175
Accession No.:	0001193125-07-051163
Date of Filing:	03/12/07

If you have any questions regarding this filing, please contact me at (973) 802-4708.

Sincerely,

___/s/_______________
Thomas C. Castano

VIA EDGAR